2015 Investor Day and Economic Outlook Exhibit 99.1

Forward-looking statements—Certain statements included in this presentation, including, but not limited to, those related to our financial
and
business
outlook,
strategy
and
growth
drivers,
member
retention
and
renewal
rates
and
revenue
visibility,
cross
and
upsell opportunities, acquisition activities, including integration and financial performance expectations of acquired companies, and our acquisition pipeline, revenue available under contract, financial flexibility, Class B LP Unit exchange process and 2016 financial guidance and related assumptions, are “forward-looking statements” within the meaning of the federal securities laws.
Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements.
Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,”
“expects,”
“estimates,”
“intends,”
“anticipates”
or
“plans”
to
be
uncertain
and
forward-looking.
Forward-looking
statements
may
include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control.
More information on potential risks and other factors that
could affect Premier’s financial results is included, and updated, from time to time, in Premier’s periodic and current filings with the SEC, including Premier’s most recent Form 10-K for the year ended June 30, 2015.
Forward-looking statements speak only as
of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements.
Non-GAAP financial measures—This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally
Accepted Accounting Principles in the United States. Our Form 10-K for the year ended June 30, 2015 provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with this presentation.
Forward-looking statements and Non-GAAP financial measures

Driving long-term sustainable value
Unique member alignment
Positioned to capitalize on compelling industry trends
Integrated framework delivering solutions
Balance sheet strength and financial flexibility
Experienced and tenured management team

Strong historical performance demonstrates consistent and sustainable growth

$1,144 –
$1,175
Consolidated Net Revenue*
(in millions)
Consolidated Adjusted EBITDA*
(in millions)
$764
$869
$1,007
$425 -
444
$314
$351
$393
*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s reorganization and initial public offering.  See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.
^As of 10/6/15.  Includes estimated contribution from Partnership for Patients government contract.

Strategic intent to diversify
and expand businesses
54%
19%
27%
FY13
Consolidated Net Revenue Mix*
Strategic diversification
49%
24%
27%
FY14
Net Admin Fees
Products
Performance Services
45%
28%
27%
FY15
*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s reorganization and initial public offering.
See Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.

Diversified and powerful financial model Multiple growth drivers Core “chassis” built Recurring and visible revenue Cross and up-sell opportunities Financial flexibility

Unique Member Alignment Ownership Structure Review

Note: % Ownership as of July 31, 2015

How we keep structural implications simple
•
Given Up-C structure and differences between taxes paid by our Class A unit holder (Premier GP) vs.
distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net
Income
*
for comparability purposes
•
Reflects taxes and net income as if the Company was a C-Corp for all periods presented
•
Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time
Adjusted fully
distributed net
income
Share count
Structure
•
Structured as “up C” with Premier, Inc. (parent C-Corp above operating partnership and subsidiaries)
•
Premier, Inc. formed with two classes of stock
•
Class A shares held by public investors
•
Class B shares allocated to member owners
•
22% of Limited Partner interests sold to Premier, Inc., 78% retained by member owners as Class B units
•
Class B units eligible to exchange 1/7th per year on quarterly basis, over seven-year period
•
Exchange of Class B Common Units for A-shares (on a 1-for-1 basis) as B-units vest subject to ROFR by members owners and Premier, Inc.
•
Current ownership is 26% by public shareholders and 74% by member owners
Impact of IPO and
exchange process
*
See Adjusted EBITDA and Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix

Quarterly share exchange update
•
October 31, 2015 exchange update
•
6.2 million shares initially indicated
for exchange
•
400,000 shares either retracted
or purchased through right of
first refusal
•
5.8 million shares to be exchanged
•
Secondary offering being evaluated
4.7
5.8
0.3
0.3
0.1
16.0
26.6
11.3
11.0
10.8
PINC Class B to Class A
Quarterly Share Exchange Results
(in millions)
Cumulative Class B Shares Eligible to be Exchanged
Class B Shares Exchanged

Change the game in supply chain: Uncover unmatched savings and value, and lead the disruption of the industry Supply Chain Segment Review

Emerging products businesses and strong net
administrative fee performance driving accelerated growth
$792 –
$813
Supply Chain Services Segment
Net Revenue*
(in millions)
Supply Chain Services Segment
Adjusted EBITDA*
(in millions)
$144
$213
$279
$327
$355
$391
$414
$424
$457
$559
$637
$738
*Comparisons are with non-GAAP pro forma information that reflects the impact of the company’s reorganization and initial public offering.  See Adjusted EBITDA, Segment Adjusted EBITDA and
Adjusted Fully Distributed Net Income reconciliations to GAAP equivalents in Appendix.
Net Admin Fees
Products
Other Services and Support
<$1
<$1
$2
^
As of 10/6/15

Supply Chain Services
Driving long-term profitable growth
Deliver stable administrative fee growth
Continue to scale product businesses
Leverage supply chain “chassis”
Integrate analytics capabilities
Future investments

Be the data analytics “backbone” with wrap-
around services for cost and quality improvement
over the short-term and population health
management solutions over the long-term
Performance Services Segment Review

Accelerated revenue and profitable growth driven by increasing demand for expanded product offerings and strategic acquisitions
$352-$362
Performance Services Segment
Net Revenue*
(in millions)
Performance Services Segment
Adjusted EBITDA*
(in millions)
$205
$232
$269
$56
$74
$90
*Comparisons
are
with
non-GAAP
pro
forma
information
that
reflects
the
impact
of
the
company’s
reorganization
and
initial
public
offering.
See
Adjusted
EBITDA,
Segment
Adjusted
EBITDA
and
Adjusted
Fully
Distributed
Net
Income
reconciliations
to
GAAP
equivalents
in
Appendix.
CECity +
Healthcare
Insights
Premier, Inc.
^
As of 10/6/15

Premier
+
CECity
+
Healthcare
Insights
Strategic
and
Attractive
Economics
Healthcare Insights
Strategic Fit
Enables Premier to offer a more complete solution that delivers additional value by adding financial management solutions to existing cost and quality applications
Attractive Economics
Accretive in year one with financial contributions accelerating
CECity
Strategic Fit
Extends seamless performance analytics and improvement
platform across the entire ambulatory and acute care spectrum, creating opportunities for growth and expansion
Attractive Economics
Accretive in year one with financial contributions accelerating
Expected to be accretive to adjusted fully distributed
earnings per share by  $0.02-$0.04 in fiscal 2016 and
$0.08-$0.10 in fiscal 2017
Tax amortization benefit enhances returns in initial years
$30-$35
$60-$70
$7-$9
$22-$27
CECity + HCI Expected Financial Contributions
(in millions)
Revenue Guidance*
Adjusted EBITDA Guidance*
*
As of 10/6/15

Performance Services Driving long-term profitable growth Focus in emerging industry areas Leverage PremierConnect ® platform Drive acquisition synergies Member co-development Future investments

Significant financial flexibility to support a
disciplined and targeted approach
to invest in the business while seeking out
acquisitions to create value for all stakeholders
Capital Deployment Overview

INTERNAL
Ongoing capital and expense budgets
MEMBER CO-INNOVATION
Use collaboratives
and committees to
identify new opportunities
PARTNERSHIPS
Joint development through partnerships in
technology and population health
INNOVATION INVESTMENTS
Minority investments to foster early stage
innovation and expansion opportunities
ACQUISITION
Acquire expanded capabilities and
R&D functions
Disciplined and targeted approach
Capital
Deployment

Targeted and disciplined acquisition strategy in
areas of provider needs
*Purchased initial 60% ownership in 2011.  Remaining 40% minority interest purchased in February 2015.
Strategic Need
Company
Clinical & physician preference cost reduction
Closed July 2013
Data acquisition from multiple technologies
Closed October 2013
Health system capital expenditure cost reduction
Closed April 2014
Supply chain technology enablement
Closed August 2014
Quality & safety improvement
Closed
September 2014
Direct sourcing
Closed February 2015*
Integrated financial management, cost analytics
Closed July 2015
Ambulatory performance improvement,
professional education, population health
Closed August 2015
Physician practice operational and
financial performance improvement
Closed October 2015

Ample financial capacity to support further
growth opportunities
$150
$600
~$900
~$1,300
~$2,000
Available Debt
Current Debt
Total Debt Capacity
(in millions)
Significant free cash flow generation provides flexibility to add incremental leverage for larger and more transformative acquisitions

Attractive
acquisition
pipeline
designed
to
drive
ROI
Diverse and growing end markets to drive Premier’s growth
Supply Chain Services
Performance Services
Alternative
Site Expansion
Supply Chain
analytics and
workflow
Physician preference
item (PPI)
management
Integrated
Pharmacy
Shared services /
standardized care
Ambulatory
clinical integration
Population health
management
Patient
engagement and
social interaction
Data acquisition and
management

Well Positioned for Continued Sustainable Growth Long-term Financial Goals

Significant fiscal 2016 revenue visibility
PERFORMANCE
METRICS
(1)
FY 2016
FY 2015
3
Year Average
Revenue
available under contract
(2)
$1.05B
---
---
GPO
retention rate
(3)
---
99%
97%
SaaS
institutional renewal rate
(4)
---
94%
94%
(1)
As of fiscal year-end June 30, 2015
(2)
Revenue available under contract updated to include revenue visibility from CECity and Healthcare Insights.  Visibility is now $1.05 billion or 91 percent of the midpoint of the company’s
FY16 guidance range.
(3)
The retention rate is calculated based upon the aggregate purchasing volume among all members participating in our GPO for such fiscal year less the annualized GPO purchasing volume for departed members for such fiscal year, divided by the aggregate purchasing volume among all members participating in our GPO for such fiscal year.
(4)
The renewal rate is calculated based upon the total number of members that have SaaS revenue in a given period that also have revenue in the corresponding prior year period divided
by the total number of members that have SaaS revenue in the same period of the prior year.
OVER 90%
FY 2016 REVENUE GUIDANCE
RANGE ALREADY AVAILABLE
UNDER CONTRACT
HIGH GPO
RETENTION
AND SAAS
INSTITUTIONAL
RENEWAL RATES

Premier Member Hospitals
*Expansion of a hospital’s relationship with Premier defined as an increase in participation in one or more offerings.
Hospital Relationship
Expansion*:  FY13 -
FY15
1,900 (52%) member hospitals expanded their
relationship with Premier over the past two years
2,900
3,000
3,600
Driving increase in membership and expansion
of our relationships
+24%
1,900
52%

Member engagement across core capabilities
demonstrates recognition of integrated value
Category
June 2013
June 2015
Cost and Quality/Safety
24%
27%
Any Two
Categories
25%
34%
All Three Categories
2%
10%
Tracking and measuring a static cohort of member hospitals over a three-year period to understand the change in participation yields a significant up-sell opportunity*
Reduce
Costs
Improve
Quality
and Safety
Population
Health
*Hospitals are counted in a category (reduce cost, improve quality & safety, population health) if they participate in at least one offering in that category (numerator).
The hospital cohort is based on those hospitals that were Premier members at both 6/30/13 and 6/30/15 (denominator).

Fiscal 2016 annual guidance*
*
Updated October 6, 2015. The Company does not reconcile guidance for adjusted EBITDA and non-GAAP adjusted fully distributed net income per-share to net income (loss) or GAAP earnings per share because the Company does not provide guidance for reconciling items between net income (loss) and adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share. The Company is unable to provide guidance for these reconciling items since certain items that impact net income (loss) are outside of the Company’s control and cannot be reasonably predicted. Accordingly, a reconciliation to net income (loss) or GAAP earnings per share is not available without unreasonable effort.
Supply Chain Services growth driven by:
»
Mid-single-digit net administrative fee revenue growth
»
16-19% product revenue growth
»
Continued high GPO retention rates
Guidance Assumptions:
Performance Services growth driven by:
»
Continued demand for integrated offerings of SaaS-based subscription and licensed products, advisory services and collaboratives
»
Continuation of high SaaS institutional renewal rates
»
$30-35 million revenue and $7-9 million adjusted EBITDA contributions from CECity and Healthcare Insights acquisitions
»
Contribution from Partnership for Patients government contract
Updated
Previous
(in millions, except per share data)
FY 2016
% YoY Increase
FY 2016
Net Revenue:
Supply Chain Services segment
$792 - $813
7% - 10%
$792 - $813
Performance Services segment
$352 - $362
31% - 35%
$346 - $355
Total Net Revenue
$1,144 - $1,175
14% - 17%
$1,138 - $1,168
Non-GAAP adjusted EBITDA
$425 - $444
8% - 13%
$425 - $444
Non-GAAP adjusted fully distributed EPS
$1.54 - $1.62
8% - 13%
$1.54 - $1.62
Fiscal 2016 Financial Guidance
Premier, Inc. updates full-year fiscal 2016 financial guidance, as follows:

Long-term financial goals
Our path to continued
profitable targeted growth
TARGETED
DOUBLE DIGIT
GROWTH
Invest in our
PEOPLE
Manage
EXPENSES
Innovate
PRODUCTS
Multiple
REVENUE DRIVERS
Financial
FLEXIBILITY

Q & A

Appendix

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations
2014*
2013
2014
2013
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue
235,466
$
200,938
$
869,286
$
764,278
$
Pro forma adjustment for revenue share post-IPO
—
39,663
41,263
105,012
Net Revenue
235,466
$
240,601
$
910,549
$
869,290
$
Reconciliation of Pro Forma Adjusted EBITDA and Segment Adjusted EBITDA to Net Income and Operating Income:
Net income
66,632
$
103,496
$
332,617
$
375,086
$
Pro forma adjustment for revenue share post-IPO
—
(39,663)
(41,263)
(105,012)
Interest and investment income, net
(378)
(366)
(1,019)
(965)
Income tax expense
3,248
3,788
27,709
9,726
Depreciation and amortization
9,809
7,883
36,761
27,681
Amortization of purchased intangible assets
904
385
3,062
1,539
Pro Forma EBITDA
80,215
75,523
357,867
308,055
Stock-based compensation
6,358
—
19,476
—
Acquisition related expenses
711
—
2,014
—
Strategic and financial restructuring expenses
146
1,823
3,760
5,170
Adjustment to tax receivable agreement liability
6,215
—
6,215
—
Gain on sale of investment
(522)
—
(38,372)
—
Other (income) expense, net
121
783
65
788
Pro Forma Adjusted EBITDA
93,244
$
78,129
$
351,025
$
314,013
$
Pro Forma Adjusted EBITDA
93,244
$
78,129
$
351,025
$
314,013
$
Depreciation and amortization
(9,809)
(7,883)
(36,761)
(27,681)
Amortization of purchased intangible assets
(904)
(385)
(3,062)
(1,539)
Stock-based compensation
(6,358)
—
(19,476)
—
Acquisition related expenses
(711)
—
(2,014)
—
Strategic and financial restructuring expenses
(146)
(1,823)
(3,760)
(5,170)
Adjustment to tax receivable agreement liability
(6,215)
—
(6,215)
—
Equity in net income of unconsolidated affiliates
(4,805)
(3,636)
(16,976)
(11,968)
Deferred compensation plan expense
(1,972)
—
(1,972)
—
62,324
64,402
260,789
267,655
Pro forma adjustment for revenue share post-IPO
—
39,663
41,263
105,012
Operating income
62,324
$
104,065
$
302,052
$
372,667
$
* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations
2014*
2013
2014
2013
Reconciliation of Non-GAAP Adjusted Fully Distributed Net Income:
Non-GAAP Adjusted Fully Distributed Net Income (pro forma):
Net income (loss) attributable to shareholders
8,879
$
(797)
$
28,332
$
7,376
$
Pro forma adjustment for revenue share post-IPO
—
(39,663)
(41,263)
(105,012)
Income tax expense
3,248
3,788
27,709
9,726
Stock-based compensation
6,358
—
19,476
—
Gain on sale of investment
(522)
—
(38,372)
—
Acquisition related expenses
711
—
2,014
—
Strategic and financial restructuring expenses
146
1,823
3,760
5,170
Adjustment to tax receivable agreement liability
6,215
—
6,215
—
Amortization of purchased intangible assets
904
385
3,062
1,539
Net income attributable to noncontrolling interest in Premier LP
57,281
104,726
303,336
369,189
Non-GAAP adjusted fully distributed income before income taxes
83,220
70,262
314,269
287,988
Income tax expense on fully distributed income before income taxes
33,288
28,105
125,708
115,195
Non-GAAP adjusted fully distributed net income (pro forma)
49,932
$
42,157
$
188,561
$
172,793
$
* Note that no pro forma adjustments were made for the three months ended June 30, 2014; as such, actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information -
Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Fiscal 2013 and fiscal 2014 non-GAAP reconciliations
2014*
2013
2014
2013
Reconciliation of numerator for GAAP EPS to Adjusted Fully Distributed EPS
Net income (loss) attributable to shareholders after  adjustment of redeemable limited partners' capital to redemption amount
491,389
$
(797)
$
(2,713,256)
$
7,376
$
Adjustment of redeemable limited partners' capital to redemption amount
          (482,510)
                    -
       2,741,588
                    -
Net income (loss) attributable to shareholders
                8,879
                (797)
             28,332
               7,376
Pro forma adjustment for revenue share post-IPO
—
(39,663)
(41,263)
(105,012)
Income tax expense
3,248
3,788
27,709
9,726
Stock-based compensation
6,358
—
19,476
—
Gain on sale of investment
(522)
—
(38,372)
—
Acquisition related expenses
711
—
2,014
—
Strategic and financial restructuring expenses
146
1,823
3,760
5,170
Adjustment to tax receivable agreement liability
6,215
—
6,215
—
Amortization of purchased intangible assets
904
385
3,062
1,539
Net income attributable to noncontrolling interest in Premier LP
57,281
104,726
303,336
369,189
Non-GAAP adjusted fully distributed income before income taxes
83,220
70,262
314,269
287,988
Income tax expense on fully distributed income before income taxes
33,288
28,105
125,708
115,195
Non-GAAP adjusted fully distributed net income (pro forma)
49,932
$
42,157
$
188,561
$
172,793
$
Reconciliation of denominator for GAAP EPS to Adjusted Fully Distributed EPS
Weighted Average:
Common shares used for basic and diluted earnings per share
              32,375
              5,733
             25,633
               5,858
Potentially dilutive shares
                   194
                   -
                  124
                    -
Class A common shares outstanding
                      -
           26,642
               6,742
             26,517
Conversion of Class B common units
            112,511
         112,608
          112,584
          112,608
Weighted average fully distributed shares outstanding - diluted
         145,080
       144,983
        145,083
        144,983
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP income (loss) per share
$            15.18
$           (0.14)
$        (105.85)
$             1.26
Impact of adjustment of redeemable limited partners' capital to redemption amount
$           (14.90)
$                -
$         106.96
$                 -
Impact of additions:
Pro forma adjustment for revenue share post-IPO
$                  -
$           (6.92)
$            (1.61)
$          (17.93)
Income tax expense
$              0.10
$            0.66
$             1.08
$             1.66
Stock-based compensation
$              0.20
$                -
$             0.76
$                 -
Gain on sale of investment
$             (0.02)
$                -
$            (1.50)
$                 -
Acquisition related expenses
$              0.02
$                -
$             0.08
$                 -
Strategic and financial restructuring expenses
$              0.00
$            0.32
$             0.15
$             0.88
Adjustment to tax receivable agreement liability
$              0.19
$                -
$             0.24
$                 -
Amortization of purchased intangible assets
$              0.03
$            0.07
$             0.12
$             0.26
Net income attributable to noncontrolling interest in Premier LP
$              1.77
$          18.27
$           11.83
$           63.02
Impact of corporation taxes
$             (1.03)
$           (4.90)
$            (4.90)
$          (19.66)
Impact of increased share count
$             (1.20)
$           (7.06)
$            (6.06)
$          (28.31)
Non-GAAP earnings per share on adjusted fully distributed net income - diluted
$             0.34
$           0.29
$            1.30
$            1.19
* Note that actual results are presented for the three months ended June 30, 2014.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of Pro Forma Net Revenue to Net Revenue:
Pro Forma Net Revenue
266,553
$
235,466
$
1,007,029
$
869,286
$
Pro forma adjustment for revenue share post-IPO
—
—
—
41,263
Net Revenue
266,553
$
235,466
$
1,007,029
$
910,549
$
Net income
32,061
$
66,632
$
234,785
$
332,617
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Interest and investment income, net
(349)
(378)
(866)
(1,019)
Income tax expense
24,235
3,248
36,342
27,709
Depreciation and amortization
12,079
9,809
45,186
36,761
Amortization of purchased intangible assets
2,538
904
9,136
3,062
EBITDA
70,564
80,215
324,583
357,867
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment - deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
15,243
Other expense (income), net
60
121
70
65
Adjusted EBITDA
100,104
$
93,244
$
393,175
$
351,025
$
Segment Adjusted EBITDA:
Supply Chain Services
100,970
$
94,394
$
391,180
$
396,470
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Supply Chain Services (including pro forma adjustment)
100,970
$
94,394
$
391,180
$
355,207
$
Performance Services
22,518
19,531
90,235
73,898
Corporate
(23,384)
(20,681)
(88,240)
(78,080)
Adjusted EBITDA
100,104
$
93,244
$
393,175
$
351,025
$
Depreciation and amortization
(12,079)
(9,809)
(45,186)
(36,761)
Amortization of purchased intangible assets
(2,538)
(904)
(9,136)
(3,062)
Stock-based compensation
(7,369)
(6,358)
(28,498)
(19,476)
Acquisition related expenses
(2,629)
(711)
(9,037)
(2,014)
Strategic and financial restructuring expenses
(92)
(146)
(1,373)
(3,760)
Adjustment to tax receivable agreement liability
—
(6,215)
—
(6,215)
Acquisition related adjustment - deferred revenue
(4,147)
—
(13,371)
—
Equity in net income of unconsolidated affiliates
(6,473)
(4,805)
(21,285)
(16,976)
Deferred compensation plan expense (income)
544
(1,972)
753
(1,972)
65,321
62,324
266,042
260,789
Pro forma adjustment for revenue share post-IPO
—
—
—
41,263
Operating income
65,321
$
62,324
$
266,042
$
302,052
$
Equity in net income of unconsolidated affiliates
6,473
4,805
21,285
16,976
Interest and investment income, net
349
378
866
1,019
(Loss) gain on investment
—
522
(1,000)
38,372
Loss on disposal of long-lived assets
(15,243)
—
(15,243)
—
Other (expense) income, net
(604)
1,851
(823)
1,907
Income before income taxes
56,296
$
69,880
$
271,127
$
360,326
$
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income
Reconciliation of Net Income to Adjusted EBITDA and Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes:

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of Non-GAAP Pro Forma Adjusted Fully Distributed Net Income:
Net income attributable to shareholders
7,990
$
8,879
$
38,743
$
28,332
$
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Income tax expense
24,235
3,248
36,342
27,709
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment -
deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
—
15,243
—
Amortization of purchased intangible assets
2,538
904
9,136
3,062
Net income attributable to noncontrolling interest in Premier LP
24,071
57,281
194,206
303,336
Non-GAAP pro forma adjusted fully distributed income before income taxes
88,314
83,220
346,949
314,269
Income tax expense on fully distributed income before income taxes
35,326
33,288
138,780
125,708
Non-GAAP Pro Forma Adjusted Fully Distributed Net Income
52,988
$
49,932
$
208,169
$
188,561
$
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June
30,
2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information -
Reporting of Pro Forma Adjusted EBITDA
(Unaudited)
(In thousands)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
and Non-GAAP Adjusted Fully Distributed Net Income

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations
2015
2014
Reconciliation of Non-GAAP Free Cash Flow to Net Cash Provided by Operating Activities:
Net cash provided by operating activities
108,483
$
79,431
$
Purchases of property and equipment
(19,670)
(15,898)
$
Distributions to limited partners
(23,412)
(21,299)
$
Payments to limited partners under tax receivable agreements
(11,499)
—
$
Non-GAAP free cash flow
53,902
$
42,234
$
Supplemental
Financial
Information
-
Reporting
of
Non-GAAP
Free
Cash
Flow
Reconciliation of Selected Non-GAAP Measures to GAAP Measures
(Unaudited)
(In thousands)
Three Months Ended
June 30,

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
Net (loss) income attributable to stockholders after adjustment of redeemable
(84,076)
$
491,389
$
(865,292)
$
(2,713,256)
$
Adjustment of redeemable limited partners' capital to redemption amount
92,066
(482,510)
904,035
2,741,588
Net income attributable to stockholders
7,990
              8,879
38,743
             28,332
Reconciliation of denominator for GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
Weighted Average:
Common shares used for basic and diluted earnings per share
              37,576
            32,375
             35,681
             25,633
Potentially dilutive shares
                1,592
                 194
               1,048
                  124
Weighted average fully distributed shares outstanding - diluted
             39,168
          32,569
            36,729
            25,757
Reconciliation of GAAP EPS to Non-GAAP EPS on Net Income Attributable to Stockholders
GAAP earnings (loss) per share
$             (2.24)
$          15.18
$          (24.25)
$        (105.85)
Impact of adjustment of redeemable limited partners' capital to redemption amount
$              2.45
$         (14.90)
$           25.34
$         106.96
Impact of potentially dilutive shares
$             (0.01)
$           (0.01)
$            (0.04)
$            (0.01)
Non-GAAP earnings per share on net income attributable to stockholders - diluted
$             0.20
$           0.27
$            1.05
$            1.10
Reconciliation of numerator for GAAP EPS to Non-GAAP EPS on Adjusted Fully Distributed Net Income
Net (loss) income attributable to shareholders after adjustment of redeemable limited partners' capital to redemption amount
(84,076)
$
491,389
$
(865,292)
$
(2,713,256)
$
Adjustment of redeemable limited partners' capital to redemption amount
92,066
(482,510)
904,035
2,741,588
Net income attributable to shareholders
7,990
              8,879
38,743
             28,332
Pro forma adjustment for revenue share post-IPO
—
—
—
(41,263)
Income tax expense
24,235
3,248
36,342
27,709
Stock-based compensation
7,369
6,358
28,498
19,476
Acquisition related expenses
2,629
711
9,037
2,014
Strategic and financial restructuring expenses
92
146
1,373
3,760
(Gain) loss on investment
—
(522)
1,000
(38,372)
Adjustment to tax receivable agreement liability
—
6,215
—
6,215
Acquisition related adjustment - deferred revenue
4,147
—
13,371
—
Loss on disposal of long-lived assets
15,243
—
15,243
—
Amortization of purchased intangible assets
2,538
904
9,136
3,062
Net income attributable to noncontrolling interest in Premier LP
24,071
57,281
194,206
303,336
Non-GAAP pro forma adjusted fully distributed income before income taxes
88,314
83,220
346,949
314,269
Income tax expense on fully distributed income before income taxes
35,326
33,288
138,780
125,708
Non-GAAP pro forma adjusted fully distributed net income
52,988
$
49,932
$
208,169
$
188,561
$
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June 30, 2014; as such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information - Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands, except per share data)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures

Fiscal 2014 and fiscal 2015 non-GAAP reconciliations
2015*
2014*
2015*
2014
Reconciliation of denominator for GAAP EPS to Non-GAAP Adjusted Fully Distributed Net Income
Weighted Average:
Common shares used for basic and diluted earnings per share
37,576
32,375
35,681
25,633
Potentially dilutive shares
1,592
194
1,048
124
Class A common shares outstanding
-
-
-
6,742
Conversion of Class B common units
106,471
112,511
108,518
112,584
Weighted average fully distributed shares outstanding -
diluted
145,639
145,080
145,247
145,083
Reconciliation of GAAP EPS to Adjusted Fully Distributed EPS
GAAP earnings (loss) per share
$              (2.24)
$          15.18
$          (24.25)
$        (105.85)
Impact of adjustment of redeemable limited partners' capital to redemption amount
$              2.45
$         (14.90)
$            25.34
$         106.96
Impact of additions:
Pro forma adjustment for revenue share post-IPO
$                   -
$                -
$                  -
$            (1.61)
Income tax expense
$               0.64
$             0.10
$              1.02
$              1.08
Stock-based compensation
$               0.20
$             0.20
$              0.80
$              0.76
Acquisition related expenses
$               0.07
$             0.02
$              0.25
$              0.08
Strategic and financial restructuring expenses
$               0.00
$             0.00
$              0.04
$              0.15
(Gain) loss on investment
$                   -
$           (0.02)
$              0.03
$             (1.50)
Adjustment to tax receivable agreement liability
$                   -
$            0.19
$                  -
$             0.24
Acquisition related adjustment -
deferred revenue
$               0.11
$                 -
$              0.37
$                  -
Loss on disposal of long-lived assets
$              0.41
$                 -
$              0.43
$                  -
Amortization of purchased intangible assets
$              0.07
$             0.03
$              0.26
$              0.12
Net income attributable to noncontrolling interest in Premier LP
$              0.64
$             1.77
$              5.44
$            11.83
Impact of corporation taxes
$              (0.94)
$            (1.03)
$             (3.90)
$             (4.90)
Impact of increased share count
$              (1.05)
$            (1.20)
$             (4.40)
$             (6.06)
Non-GAAP earnings per share on adjusted fully distributed net income -
diluted
$              0.36
$             0.34
$              1.43
$              1.30
* Note that no pro forma adjustments were made for the three months and year ended June 30, 2015 and the three months ended June
30, 2014; as
such, actual results are presented for each of these periods.
Three Months Ended
June 30,
Year Ended
June 30,
Supplemental Financial Information -
Reporting of Net Income and Earnings Per Share
(Unaudited)
(In thousands, except per share data)
Reconciliation of Selected Non-GAAP Measures to GAAP Measures